UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 10, 2010
Coeur d’Alene Mines Corporation
(Exact name of registrant as specified in its charter)
IDAHO
(State or other jurisdiction
of incorporation or organization)
1-8641
(Commission File Number)
82-0109423
(IRS Employer Identification No.)
505 Front Ave., P.O. Box “I”
Coeur d’Alene, Idaho, 83816
(Address of Principal Executive Offices)
(208) 667-3511
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.
     Pursuant to privately-negotiated agreements dated February 28, 2010, March 3, 2010 and March 10, 2010, Coeur d’Alene Mines Corporation (the “Company”) agreed to exchange $50,142,000 of its 3.25% Convertible Senior Notes due 2028 and $630,000 of its 1.25% Convertible Senior Notes due 2024 for the number of shares of its common stock, par value $0.01 (the “Common Stock”), set forth below. In connection with such agreements, the Company:
•	on or about March 2, 2010, issued 333,000 shares of Common Stock;

•	on or about March 10, 2010, issued 321,100 shares of Common Stock; and

•	on or about March 26, 2010, will issue a number of shares of Common Stock equal to (a) $39,073,910, divided by (b) the arithmetic mean of the three lowest daily volume-weighted average prices of the Company’s Common Stock during the ten consecutive trading days commencing March 15, 2010.
     The Company will issue the shares pursuant to the exemption from the registration requirements afforded by Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 7.01.	Regulation FD Disclosure
     On February 5, 2010, Coeur d’Alene Mines Corporation (the “Company”) closed a public offering of $100,000,000 aggregate principal amount of its Senior Term Notes due December 31, 2012 (the “Notes”). The Notes were issued under an indenture, dated as of February 5, 2010, between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by a first supplemental indenture, dated as of February 5, 2010 (the “Supplemental Indenture”), among the Company and the Trustee. All amounts due under the Notes may be paid in cash, shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), or a combination of cash and shares of Common Stock.
     On March 12, 2010, the Company notified the Trustee and the holders of the Notes that it intends to pay, in Common Stock, all amounts due on March 31, 2010 in respect of the Notes. The payment of such amounts in Common Stock is subject to conditions set forth in the Supplemental Indenture. In satisfaction of such payment, the Company expects that on or about April 1, 2010, it will issue a number of shares of Common Stock equal to (a) $9,344,444.44, divided by (b) 90% of the arithmetic mean of the four lowest daily volume-weighted average prices of the Company’s Common Stock during the ten trading days prior to March 31, 2010.
     Given the Company’s decision to pay the March 31, 2010 installment in stock, the payment will have no impact on the Company’s cash liquidity position, which totaled $77.9 million as of February 28, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation
Date: March 11, 2010	By:	/s/ Mitchell J. Krebs
		Name:	Mitchell J. Krebs
		Title:	Chief Financial Officer

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